MONTHLY SERVICER'S REPORT
                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                                                         Settlement Date       3/31/2005
                                                                                         Determination Date    4/12/2005
                                                                                         Distribution Date     4/15/2005

I.      All Payments on the Contracts                                                                            2,664,895.52
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                         48,200.93
III.    Repurchased Contracts                                                                                            0.00
IV.     Investment Earnings on Collection Account                                                                        0.84
V.      Servicer Monthly Advances                                                                                   51,403.45
VI.     Distribution from the Reserve Account                                                                            0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                          2,495.28
VIII.   Transfers to the Pay-Ahead Account                                                                         (11,199.86)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                        (0.84)
          (b)  To Sellers with respect to the Pay-Ahead Account                                                          0.00
X.      Deposit in error                                                                                                 0.00
Total available amount in Collection Account                                                                    $2,755,795.32
                                                                                                                =============

DISTRIBUTION AMOUNTS                                                    Cost per $1000
-----------------------------------                                     --------------

1.      (a)  Class A-1 Note Interest Distribution                                                        0.00
        (b)  Class A-1 Note Principal Distribution                                                       0.00
             Aggregate Class A-1 Note Distribution                           0.00000000                                     0.00

2.      (a)  Class A-2 Note Interest Distribution                                                        0.00
        (b)  Class A-2 Note Principal Distribution                                                       0.00
             Aggregate Class A-2 Note Distribution                           0.00000000                                     0.00

3.      (a)  Class A-3 Note Interest Distribution                                                        0.00
        (b)  Class A-3 Note Principal Distribution                                                       0.00
             Aggregate Class A-3 Note Distribution                           0.00000000                                     0.00

4.      (a)  Class A-4 Note Interest Distribution                                                        0.00
        (b)  Class A-4 Note Principal Distribution                                                       0.00
             Aggregate Class A-4 Note Distribution                           0.00000000                                     0.00

5.      (a)  Class A-5 Note Interest Distribution                                                        0.00
        (b)  Class A-5 Note Principal Distribution                                                       0.00
             Aggregate Class A-5 Note Distribution                           0.00000000                                     0.00

6.      (a)  Class A-6 Note Interest Distribution                                                        0.00
        (b)  Class A-6 Note Principal Distribution                                                       0.00
             Aggregate Class A-6 Note Distribution                           0.00000000                                     0.00

7.      (a)  Class A-7 Note Interest Distribution                                                        0.00
        (b)  Class A-7 Note Principal Distribution                                                       0.00
             Aggregate Class A-7 Note Distribution                           0.00000000                                     0.00

8.      (a)  Class A-8 Note Interest Distribution                                                        0.00
        (b)  Class A-8 Note Principal Distribution                                                       0.00
             Aggregate Class A-8 Note Distribution                           0.00000000                                     0.00

9.      (a)  Class A-9 Note Interest Distribution                                                        0.00
        (b)  Class A-9 Note Principal Distribution                                                       0.00
             Aggregate Class A-9 Note Distribution                           0.00000000                                     0.00

10.     (a)  Class A-10 Note Interest Distribution                                                  45,777.77
        (b)  Class A-10 Note Principal Distribution                                              2,358,408.50
             Aggregate Class A-10 Note Distribution                         36.98748102                             2,404,186.27

11.     (a)  Class B Certificate Interest Distribution                                             244,679.31
        (b)  Class B Certificate Principal Distribution                                                  0.00
             Aggregate Class B Certificate Distribution                      5.45000000                               244,679.31

12.   Servicer Payment
        (a)  Servicing Fee                                                                          22,299.60
        (b)  Reimbursement of prior Monthly Advances                                                52,469.21
               Total Servicer Payment                                                                                  74,768.81

13.   Deposits to the Reserve Account                                                                                  32,160.94

Total Distribution Amount                                                                                          $2,755,795.32
                                                                                                                   =============
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
Reserve Account distributions:
-----------------------------------

        (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                 0.00
        (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                      0.00
        (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                            0.00
        (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                 0.00
                  Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                            $0.00
                                                                                                                   =============

             INTEREST
-----------------------------------

1.    Current Interest Requirement
        (a) Class A-1 Notes      @ 5.598%                                                               0.00
        (b) Class A-2 Notes      @ 5.852%                                                               0.00
        (c) Class A-3 Notes      @ 5.919%                                                               0.00
        (d) Class A-4 Notes      @ 6.020%                                                               0.00
        (e) Class A-5 Notes      @ 6.050%                                                               0.00
        (f) Class A-6 Notes      @ 6.130%                                                               0.00
        (g) Class A-7 Notes      @ 6.140%                                                               0.00
        (h) Class A-8 Notes      @ 6.230%                                                               0.00
        (i) Class A-9 Notes      @ 6.320%                                                               0.00
        (j) Class A-10 Notes     @ 6.370%                                                          45,777.77
                 Aggregate Interest on Notes                                                                          45,777.77
        (k) Class B Certificates @ 6.540%                                                                            244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                             0.00
        (b) Class A-2 Notes                                                                             0.00
        (c) Class A-3 Notes                                                                             0.00
        (d) Class A-4 Notes                                                                             0.00
        (e) Class A-5 Notes                                                                             0.00
        (f) Class A-6 Notes                                                                             0.00
        (g) Class A-7 Notes                                                                             0.00
        (h) Class A-8 Notes                                                                             0.00
        (i) Class A-9 Notes                                                                             0.00
        (j) Class A-10 Notes                                                                            0.00
        (k) Class B Certificates                                                                        0.00

3.   Total Distribution of Interest                                     Cost per $1000
                                                                      -------------------
        (a) Class A-1 Notes                                               0.00000000                  0.00
        (b) Class A-2 Notes                                               0.00000000                  0.00
        (c) Class A-3 Notes                                               0.00000000                  0.00
        (d) Class A-4 Notes                                               0.00000000                  0.00
        (e) Class A-5 Notes                                               0.00000000                  0.00
        (f) Class A-6 Notes                                               0.00000000                  0.00
        (g) Class A-7 Notes                                               0.00000000                  0.00
        (h) Class A-8 Notes                                               0.00000000                  0.00
        (i) Class A-9 Notes                                               0.00000000                  0.00
        (j) Class A-10 Notes                                              0.70427332             45,777.77
                     Total Aggregate Interest on Notes                                                              45,777.77
        (k) Class B Certificates                                          5.45000000                               244,679.31

            PRINCIPAL
-----------------------------------
                                                                      No. of Contracts
                                                                      -------------------
1.   Amount of Stated Principal Collected                                                     1,035,830.80
2.   Amount of Principal Prepayment Collected                                 96              1,237,311.61
3.   Amount of Liquidated Contract                                            4                  85,266.09
4.   Amount of Repurchased Contract                                           0                       0.00

       Total Formula Principal Distribution Amount                                                               2,358,408.50

5.   Principal Balance before giving effect to Principal Distribution                       Pool Factor
                                                                                            -----------
        (a) Class A-1 Notes                                                                  0.0000000                   0.00
        (b) Class A-2 Notes                                                                  0.0000000                   0.00
        (c) Class A-3 Notes                                                                  0.0000000                   0.00
        (d) Class A-4 Notes                                                                  0.0000000                   0.00
        (e) Class A-5 Notes                                                                  0.0000000                   0.00
        (f) Class A-6 Notes                                                                  0.0000000                   0.00
        (g) Class A-7 Notes                                                                  0.0000000                   0.00
        (h) Class A-8 Notes                                                                  0.0000000                   0.00
        (i) Class A-9 Notes                                                                  0.0000000                   0.00
        (j) Class A-10 Notes                                                                 0.1326732           8,623,754.99
        (k) Class B Certificates                                                             1.0000000          44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                              0.00
        (b) Class A-2 Notes                                                                                              0.00
        (c) Class A-3 Notes                                                                                              0.00
        (d) Class A-4 Notes                                                                                              0.00
        (e) Class A-5 Notes                                                                                              0.00
        (f) Class A-6 Notes                                                                                              0.00
        (g) Class A-7 Notes                                                                                              0.00
        (h) Class A-8 Notes                                                                                              0.00
        (i) Class A-9 Notes                                                                                              0.00
        (j) Class A-10 Notes                                                                                             0.00
        (k) Class B Certificates                                                                                         0.00


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
7.   Principal Distribution                                             Cost per $1000
                                                                      -------------------
        (a) Class A-1 Notes                                               0.00000000                                     0.00
        (b) Class A-2 Notes                                               0.00000000                                     0.00
        (c) Class A-3 Notes                                               0.00000000                                     0.00
        (d) Class A-4 Notes                                               0.00000000                                     0.00
        (e) Class A-5 Notes                                               0.00000000                                     0.00
        (f) Class A-6 Notes                                               0.00000000                                     0.00
        (g) Class A-7 Notes                                               0.00000000                                     0.00
        (h) Class A-8 Notes                                               0.00000000                                     0.00
        (i) Class A-9 Notes                                               0.00000000                                     0.00
        (j) Class A-10 Notes                                             36.28320769                             2,358,408.50
        (k) Class B Certificates                                          0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                        Pool Factor
                                                                                            -----------
        (a) Class A-1 Notes                                                                  0.0000000                   0.00
        (b) Class A-2 Notes                                                                  0.0000000                   0.00
        (c) Class A-3 Notes                                                                  0.0000000                   0.00
        (d) Class A-4 Notes                                                                  0.0000000                   0.00
        (e) Class A-5 Notes                                                                  0.0000000                   0.00
        (f) Class A-6 Notes                                                                  0.0000000                   0.00
        (g) Class A-7 Notes                                                                  0.0000000                   0.00
        (h) Class A-8 Notes                                                                  0.0000000                   0.00
        (i) Class A-9 Notes                                                                  0.0000000                   0.00
        (j) Class A-10 Notes                                                                 0.0963899           6,265,346.49
        (k) Class B Certificates                                                             1.0000000          44,895,285.54

            POOL DATA
-----------------------------------                                                          Aggregate
                                                                       No. of Contracts  Principal Balance
                                                                       ----------------  -----------------
1.   Pool Stated Principal Balance as of     3/31/2005                      2,724          51,160,632.03

2.   Delinquency Information                                                                                  % Delinquent
                                                                                                              ------------
              (a) 31-59 Days                                                  41                904,118.08       1.767%
              (b) 60-89 Days                                                  13                310,180.74       0.606%
              (c) 90-119 Days                                                 6                  79,648.36       0.156%
              (d) 120 Days +                                                  32                733,154.80       1.433%

3.   Contracts Repossessed during the Due Period                              3                  44,159.37

4.   Current Repossession Inventory                                           11                303,723.94

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables             4                  85,266.09
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                               48,200.93
                                                                                         ------------------
       Total Aggregate Net Losses for the preceding Collection Period                                               37,065.16

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                 238,190.49

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)      1,494                               23,038,400.51

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                       9.108%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                          56.213

         TRIGGER ANALYSIS
-----------------------------------

1.      (a)  Average Delinquency Percentage                     2.777%
        (b)  Delinquency Percentage Trigger in effect ?                          YES

2.      (a)  Average Net Loss Ratio                             0.025%
        (b)  Net Loss Ratio Trigger in effect ?                                   NO
        (c)  Net Loss Ratio (using ending Pool Balance)         0.147%

3.      (a)  Servicer Replacement Percentage                    0.033%
        (b)  Servicer Replacement Trigger in effect ?                             NO
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

          MISCELLANEOUS
-----------------------------------

1.   Monthly Servicing Fees                                                                                         22,299.60

2.   Servicer Advances                                                                                              51,403.45

3.      (a)  Opening Balance of the Reserve Account                                                              8,663,352.50
        (b)  Deposits to the Reserve Account                                                     32,160.94
        (c)  Investment Earnings in the Reserve Account                                          15,907.19
        (d)  Distribution from the Reserve Account                                                    0.00
        (e)  Ending Balance of the Reserve Account                                                               8,711,420.63

4.   Specified Reserve Account Balance                                                                           8,973,952.86

5.      (a)  Opening Balance in the Pay-Ahead Account                                                               66,896.65
        (b)  Deposits to the Pay-Ahead Account from the Collection Account                       11,199.86
        (c)  Investment Earnings in the Pay-Ahead Account                                             0.00
        (d)  Transfers from the Pay-Ahead Account to the Collection Account                      (2,495.28)
        (e)  Ending Balance in the Pay-Ahead Account                                                                75,601.23



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